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                            NORTHSTAR ADVANTAGE FUNDS
                   Prospectus Supplement dated March 13, 1996
                      To Prospectus dated February 29, 1996

The Underwriter is sponsoring an incentive program for registered representatives of Kohn Hebert & Associates, Ltd. through June 30, 1996 in connection with the sale by its members of shares of the Funds. The Underwriter has agreed to provide the following to members who qualify with respect to cumulative sales of all classes of shares of the Funds reaching designated levels: (i) gift certificates of $25, $50 and $100 for combined total sales, respectively of $25,000, $50,000 and $100,000; and (ii) one or two round trip airline ticket(s) within the continental U.S. for total sales, respectively, of $300,000 and $500,000. Different awards of equal value or the cash equivalent of awards may be substituted.